                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                     -----


                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d)

                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 25, 1997

                            Delta Funding Corporation
             (Exact name of registrant as specified in its charter)

       New York                         333-3418                   11-2609517
(State or other jurisdiction           (Commission               (IRS Employer
 of incorporation)                     File Number)                  ID Number)

1000 Woodbury Road, Woodbury,  New York                          11797
 (Address of principal executive offices)                      (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (516) 364-8500

                                      N/A
         (Former name or former address, if changed since last report)

Item 5.  Other Events

Filing of Computational Materials and Consent of Independent Accountants.

                  This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) prepared by Lehman Brothers Inc. and distributed by Lehman Brothers Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, as the underwriters, in connection with the issuance by Delta Funding Home Equity Loan Trust 1997-1 of Home Equity Loan Asset-Backed Certificates, Series 1997-1. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and the supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

                  Also included for filing as Exhibit 23.1 attached hereto is the Consent of Coopers & Lybrand L.L.P., independent accountants for MBIA Insurance Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

          8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

         23.1     Consent of Coopers & Lybrand L.L.P.

         23.2     Consent of Stroock & Stroock & Lavan LLP (included in
                  Exhibit 8.1).

         99.1     Computational Materials.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            DELTA FUNDING CORPORATION

                              By: /s/ Richard Blass
                                  -----------------------
                                  Name:  Richard Blass
                                  Title: Senior Vice President


Dated:  March 25, 1997

                                  EXHIBIT INDEX

Exhibit                                                                Page

 8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters.

23.1     Consent of Coopers & Lybrand L.L.P.

23.2     Consent of Stroock & Stroock & Lavan LLP (included in
         Exhibit 8.1).

99.1     Computational Materials.